Transactions with Related Parties	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Transactions with Related Parties
TRANSACTIONS WITH RELATED PARTIES

We have a Support Agreement with Caterpillar, which provides that Caterpillar will (1) remain, directly or indirectly, our sole owner; (2) cause us to maintain a tangible net worth of at least $20 million and (3) ensure that we maintain a ratio of profit before income taxes and interest expense to interest expense (as defined by the Support Agreement) of not less than 1.15 to 1, calculated on an annual basis.  In 2012, 2011 and 2010, Caterpillar did not make any significant capital contributions.  Although this agreement can be modified by agreement or terminated by either party, any termination or any modification which would adversely affect holders of our debt requires the consent of holders of 66-2/3 percent in principal amount of outstanding debt of each series so affected.  Any modification or termination which would adversely affect the lenders under the Credit Facility requires their consent.  Caterpillar's obligation under this agreement is not directly enforceable by any of our creditors and does not constitute a guarantee of any of our obligations.  A cash dividend of $250 million was paid to Caterpillar in the first quarter of 2012. A cash dividend totaling $600 million was paid to Caterpillar in 2011, $300 million was paid in the first quarter of 2011 and $300 million was paid in the third quarter of 2011.  A cash dividend of $600 million was paid to Caterpillar in the first quarter of 2010.

We have variable amount lending agreements and other notes receivable with Caterpillar.  Under these agreements, we may borrow up to $2.45 billion from Caterpillar, and Caterpillar may borrow up to $1.66 billion from us.  The agreements are in effect for indefinite periods of time and may be changed or terminated by either party with 30 days notice.  During January of 2011, we extended a $2 billion committed credit facility to Caterpillar, which expires in February 2019.  Under this agreement, we receive a fee from Caterpillar based on amounts drawn under the credit facility and a commitment fee for the undrawn amounts under the credit facility.  Information concerning these agreements was as follows:

(Millions of dollars)
	2012	2011	2010
Notes payable as of December 31,	$208	$—	$600
Notes receivable as of December 31,	$360	$327	$278
Interest expense	$4	$1	$3
Interest income on Notes Receivable with Caterpillar(1)	$21	$16	$73
Fees on committed credit facility extended to Caterpillar(1)	$41	$40	$—

(1) Included in Other revenues, net in the Consolidated Statements of Profit.

We have agreements with Caterpillar to purchase certain trade receivables at a discount. Information pertaining to these purchases was as follows:

(Millions of dollars)
	2012	2011	2010
Purchases made	$36,665	$32,068	$16,513
Discounts earned	$241	$212	$139
Balance as of December 31,	$3,114	$3,154	$1,815

We participate in certain marketing programs sponsored by Caterpillar by providing financing to customers at interest rates that are below market rates.  Under these programs, Caterpillar funds an amount at the outset of the transaction, which we then recognize as revenue over the term of the financing.  During 2012, 2011 and 2010, relative to such programs, we received $160 million, $131 million and $117 million, respectively.

We participate in various benefit plans, which are administered by Caterpillar.  These plans include employee medical plans and postretirement benefit plans.  We reimburse Caterpillar for these charges.  During 2012, 2011 and 2010, these charges amounted to $26 million, $23 million and $23 million, respectively.  Included in these charges are contributions to defined benefit plans in the amount of $7 million, $7 million and $8 million, respectively, for 2012, 2011 and 2010.  These contributions are related to our participation in the following defined benefit plans that are administered by Caterpillar: the Caterpillar Inc. Retirement Income Plan, the Caterpillar Inc. Supplemental Retirement Plan and the Caterpillar Inc. Retiree Benefit Program.  In addition, we participate in the Caterpillar stock incentive plans.  In 2012, 2011 and 2010, Caterpillar allocated to us $10 million, $8 million and $7 million, respectively, in expenses related to stock based compensation.  In addition, Caterpillar provides operational and administrative support, which is integral to the conduct of our business.  In 2012, 2011 and 2010, these operational and support charges for which we reimburse Caterpillar amounted to $32 million, $27 million and $23 million, respectively.

We provide administrative support services to certain Caterpillar subsidiaries.  Caterpillar reimburses us for these charges.  During 2012, 2011 and 2010, these charges amounted to $10 million, $9 million and $8 million, respectively.

When appropriate, we combine certain income tax filings with those of Caterpillar.  In such instances, we pay to or receive from Caterpillar our allocated share of income taxes or credits, in accordance with our tax sharing agreement with Caterpillar.